Retirement benefit obligation	6 Months Ended
Jun. 30, 2025
Retirement Benefits [Abstract]
Retirement benefit obligation

12. Retirement benefit obligation

Employees in Italy are entitled to Trattamento di Fine Rapporto (“TFR”), commonly referred to as an employee leaving indemnity, which represents deferred compensation for employees in the private sector. Under Italian law, an entity is obligated to accrue TFR on an individual employee basis, payable to each individual upon termination of employment (including both voluntary and involuntary dismissal). The annual accrual is approximately 7% of total pay, with no ceiling, and is revalued each year by applying a pre-established rate of return of 1.50%, plus 75% of the Consumer Price Index, and is recorded by a book reserve. TFR is an unfunded plan. The costs of the retirement benefit obligation are accounted for under the provisions of ASC 715, Compensation – Retirement Benefits.

The amount of the obligation at June 30, 2025, and December 31, 2024, was €293,649 and €227,767, respectively. The increase was due to the increase in personnel costs and as a result of new hires in the previous period and the payment of performance bonuses in May 2025, on which a portion of the TFR accrues.